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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): October 25, 2004


                          BRIDGE STREET FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                  000-50105                               13-4217332
  (State or other jurisdiction of                   (Commission File                  (IRS Employer Identification
          incorporation)                                 Number)                                  No.)


                               300 State Route 104
                             Oswego, New York 13126
               (Address of principal executive offices) (Zip Code)

                                 (315) 343-4100
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On October 22, 2004, Bridge Street Financial, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit No. 99.1.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)               Exhibit No.       Description
                  -----------       -----------

                  99.1              Press release issued by the Company on
                                    October 22, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BRIDGE STREET FINANCIAL, INC.




                                            By:     /s/ Eugene R. Sunderhaft
                                                    ------------------------
                                            Name:   Eugene R. Sunderhaft
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

Date: October 25, 2004




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                                  EXHIBIT INDEX

     EXHIBIT NO.                                    DESCRIPTION
     -----------                                    -----------
         99.1                          Press Release dated October 22, 2004.